Exhibit 99.1

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

First Cash Overview

FirstCashAdvance
CHECKS CASHED • PAYDAY LOANS

FIRST CASH
CASA DE EMPEÑO
Y JOYERIA

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Store Count Growth

Payday Advance Stores
Mexico Pawn Stores
U.S. Pawn Stores
158
46
4
108
190
59
29
102
235
75
60
100
284
87
100
97
328
102
130
96
348
113
139
96
2001
2002
2003
2004
2005
Q1 2006

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Geographic Markets & Product Offerings

As of March 31, 2006
Locations in:
• 11 states in the U.S.
• 7 states in Mexico
3
7
15
18
1
27
27
3
27
36
58
71
3
3
10
21
7
2
D.C.
2
7
Pawn stores
Pawn stores with payday advance/credit services
Payday advance/credit services stores

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Revenue Mix

Millions
$120
$100
$80
$60
$40
$20
$0
Pawn
Payday Advance
Total Trailing
12 Month Revenues:
$216 million
Revenues
Gross Profit
Pawn Merchandise Sales
Pawn Service Fees
Payday Advance & Credit Services Fees
Check Cashing & Other

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Pawn Customer Demographics

First Cash Pawn Loan Growth
Millions
$30
$25
$20
$15
$10
$5
$0
Mexico Pawn
U.S. Pawn
2001
2002
2003
2004
2005

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Payday Advance Regulatory Landscape

3
7
15
3
129
10
7
9
D.C

- States with industry favorable payday advance legislation
- States with industry favorable credit services legislation
- Total First Cash payday advance/ credit services locations, as of March 31, 2006

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Superior Performance & Financial Position

Revenues
Millions
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Earnings Per Share Growth

2006 Estimate:
$0.93 to $0.94
Q4
Q3
Q2
Q1
31%
29%
24%
25%
22 to 24%
$0.29
$0.09
$0.07
$0.06
$0.08
$0.38
$0.11
$0.09
$0.08
$0.10
$0.49
$0.14
$0.12
$0.10
$0.12
$0.61
$0.18
$0.15
$0.12
$0.15
$0.76
$0.23
$0.19
$0.16
$0.18
$0.23
2001
2002
2003
2004
2005
2006

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Consistency of Growth & Earnings

Trailing 12 Months Diluted Earnings per Share
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05
Sep 05
Dec 05
Mar 06

Forbes

Forbes 200 Best Small Companies
4 straight years

FSB
FORTUNE SMALL BUSINESS

Fortune Small Business 100
2 straight years

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Increasing Market Visibility & Liquidity

Two-for-one stock split effective February 6, 2006

Market Cap
$700
$600
$500
$400
$300
$200
$100
$0
Millions
2000
2001
2002
2003
2004
2005
03/31/06

NASDAQ WELCOMES
FIRST CASH FINANCIAL
SERVICES, INC.
FIRST CASH
NASDAQ

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Balance Sheet Growth

Millions
Assets
Liabilities
Equity
$123
$49
$74
$131
$44
$87
$140
$23
$117
$162
$18
$144
$186
$23
$163
$197
$21
$176
2001
2002
2003
2004
2005
Mar-06

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Net Cash Position

Millions
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
Cash
Interest Bearing Debt
$7
-$44
$11
-$35
$13
-$30
$16
-$6
$26
$43
$56
2000
2001
2002
2003
2004
2005
Q1 2006

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

New Store Openings

New Stores
60
50
40
30
20
10
0
18
38
47
52
50
2006 Projection:
60 – 70
New Stores

	2001	2002	2003	2004	2005	2006
4th Qtr	11	14	13	12	16	
3rd Qtr	3	10	12	13	9	
2nd Qtr	3	6	11	13	10	
1st Qtr	1	8	11	14	15	20

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

New Store Financial Model

Cap Ex - Leasehold improvements - Computer & security equipment	$80,000 to $150,000
Working Capital (first year) - Operating cash - Loan funding - Inventory (pawn only)	$80,000 to $150,000
Start-up Losses - Pre-opening - First six months of operation	$40,000 to $60,000
Totals	**$200,000 to $360,000**

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Mexico Expansion Markets

UNITED STATES
Key to States (shown by number on map)
1 AGUASCALIENTES
2 GUANAJUATO
3 QUERETARO
4 HIDALGO
5 MEXICO
6 TLAXCALA
7 DISTRITO FEDERAL
8 MORELOS
9 PUEBLA
Gulf of Mexico
PACIFIC OCEAN
Tropic of Cancer
BAJA CALIFORNIA
BAJA CALIFORNIA SUR
SONORA
CHIHUAHUA
DURANGO
SINALOA
ZACATECAS
SAN LUIS POTOSÍ
NAYARIT
NUEVO LEÓN
VERACRUZ
MICHOACÁN
COLIMA
GUERRERO
OAXACA
CHIAPAS
TABASCO
CAMPECHE
YUCATÁN
QUINTANA ROO
BELIZE
GUATEMALA
Ciudad Juárez
Ciudad Acuña
Chihuahua
Ciudad Delicias
Monterrey
Saltillo
Torreón
Reynosa
Matamoros
Tampico
Zapopan
Guadalajara
Ensenada
Hermosillo
Dallas
Houston
San Antonio
El Paso
Tucson

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

First Cash Pawn Stores in Mexico

FIRST CASH
CASA DE EMPEÑO
Y JOYERIA

CASA DE
EMPEÑO
y
JOYERIA
FIRST CASH
RELOJES - DIAMANTES - ELECTRONICOS -HERRAMIENTAS

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

U.S. Payday Expansion

STARBUCKS COFFEE
DRIVE THRU
CHECKS CASHED • PAYDAY LOANS

FIRST CASH FINANCIAL SERVICES

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

FIRST CASH FINANCIAL SERVICES

FIRST CASH

Investor contact information:

- Phone: 817.505.3199
- Email: investorrelations@firstcash.com
- Website: www.firstcash.com

FCFS NASDAQ LISTED

Link to searchable text of Slide Shown above

FIRST CASH FINANCIAL SERVICES

[LOGO OF FIRST CASH]

INVESTOR PRESENTATION - APRIL 2006

Safe Harbor Statement

•

Certain statements included in this presentation which are not historical in nature, including statements regarding the Company’s and/or management’s strategies, beliefs, expectations, plans for new stores, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act.

•

Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the Company’s control, and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements.  These risk factors and uncertainties are listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, our annual reports on Form 10-K for the years ending December 31, 2004 and 2005, our report on Form 10-Q for the period ended March 31, 2006, and on various Form 8-K filings in 2006.

FIRST CASH FINANCIAL SERVICES

First Cash Overview

•	Leading provider of diversified specialty consumer finance products

•	Superior earnings performance and financial position

•	Significant future growth through store expansion

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Company History

1988	—	Founded – 3 pawn stores in Texas

Early 90’s	—	Goes public; multi-state pawn store roll-up acquisitions

Late 90’s	—	Payday lending acquisitions; introduction of payday product in pawn stores

[GRAPHIC APPEARS HERE]		First pawn stores opened in Mexico

2001 to present	—	Expansion through new store openings: U.S. payday & Mexico pawn

2005	—	Introduction of credit services product

FIRST CASH FINANCIAL SERVICES

Store Count Growth

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Geographic Markets & Product Offerings

As of March 31, 2006

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Revenue Mix

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Pawn Loan Product

•	Short-term loan secured by pledged personal property

	–	No credit check

	–	No bank account required

•	Regulations vary by state - typically provide for:

	–	30 day term

	–	10% to 20% monthly service fee

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Pawn Customer Demographics

First Cash Pawn Loan Growth

[CHART APPEARS HERE]

•	Many un-banked or under-banked customers

•	Both in the U.S. and…

•	In Mexico, where:

	–	88% of retail transactions are in cash

	–	An estimated 80% of the population is un-banked

FIRST CASH FINANCIAL SERVICES

Pawn-Related Retail Sales

Composition of Retail Inventories

[CHART APPEARS HERE]

•	Retail inventories are primarily acquired via forfeited pawn loan collateral

•	Gold jewelry represents 58% of the retail inventory

Retail Metrics (trailing 12 Months)

•	Total merchandise margins	40%
•	Retail margins (excludes scrap jewelry sales)	44%
•	Inventory turns	3.1x

FIRST CASH FINANCIAL SERVICES

Payday Advance Product

•	Loan size: $100 to $1,000

•	Term: 7 to 31 days

•	Typical service charge per advance: 15%

•	Proof of employment and active bank account required – but no credit check

•	Advance secured by personal check held until due date

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Payday Advance Regulatory Landscape

FDIC regulations affect only payday lending in other states where “bank model” is used

First Cash does not utilize the bank model in any state and is therefore not subject to FDIC regulations

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Credit Services Product

•	In its Texas locations, First Cash has elected to operate as a Credit Services Organization (“CSO”)

•	As a CSO, First Cash provides customers access to a short-term loan funded by an independent consumer lending company

	–	Customer pays a fee to CSO for its services:

	•	processing of application with lender

	•	providing letter of credit

	•	disbursement and collection of lender funds

–	Customer pays interest to lender (at less than 10% APR)

FIRST CASH FINANCIAL SERVICES

Superior Performance & Financial Position

•	Operating Results

	–	Industry leading performance metrics

	–	Consistent growth

	–	Increasing profit margins

•	Financial Position

	–	Debt-free

	–	Strong cash flows

Revenues

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

2006 - First Quarter Highlights

•	Q1 diluted EPS of $0.23

	–	Up 28% over prior year

	–	Exceeded consensus estimate by $0.02

	–	21st consecutive quarter of double-digit EPS growth

•	Other highlights:

	–	Quarterly revenues up 19%, to $56 million

	–	Net income of $7.6 million, up 26%

	–	20 new stores, a record number of openings for a single quarter

FIRST CASH FINANCIAL SERVICES

Earnings Per Share Growth

[CHART APPEARS HERE]

Reflects two-for-one stock split effective February 6, 2006

FIRST CASH FINANCIAL SERVICES

Consistency of Growth & Earnings

Trailing 12 Months Diluted Earnings per Share

[CHART APPEARS HERE]

Reflects two-for-one stock split effective February 6, 2006

[LOGO OF FORBES]

Forbes 200 Best
     Small
     Companies
     4 straight  years

[LOGO OF FORTUNE SMALL BUSINESS]

Fortune Small
      Business 100
     2 straight years

FIRST CASH FINANCIAL SERVICES

2006 Earnings & Growth Expectations

•	Earnings per share forecast

	–	Raised guidance at end of Q1 to:

$0.93 to $0.94 per share

	–	Represents 22% to 24% increase over 2005 EPS

	–	Q2 earnings forecast for $0.18 to $0.19

•	Store Openings

	–	60 - 70 new store openings projected for 2006

• Pawn (Mexico)

• Payday Advance (U.S.)

	–	20 stores opened in the first quarter

FIRST CASH FINANCIAL SERVICES

Increasing Market Visibility & Liquidity

Two-for-one stock split effective February 6, 2006

Market Cap

[CHART APPEARS HERE]

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Balance Sheet Growth

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Net Cash Position

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

Utilization of Cash Flows

•	All store openings funded from current cash flows

	–	Loan growth at new & existing stores

	–	Capital expenditures for new stores

	–	Start-up costs for new stores

•	Stock repurchases of $24 million over past two years

[GRAPHIC APPEARS HERE]

New location under construction in Tijuana, Mexico

FIRST CASH FINANCIAL SERVICES

Growth Strategy

•	New store openings in multiple markets

	–	United States

	–	Mexico

•	Diversified product line

	–	Pawn loans & related retail

	–	Payday advances

	–	Credit services

[GRAPHIC APPEARS HERE]

First Cash Advance location in Hurst, Texas

FIRST CASH FINANCIAL SERVICES

New Store Openings

[CHART APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

New Store Financial Model

Cap Ex	$80,000 to $150,000

- Leasehold improvements
- Computer & security equipment

Working Capital (first year)	$80,000 to $150,000

- Operating cash
- Loan funding
- Inventory (pawn only)

Start-up Losses	$40,000 to $60,000

- Pre-opening
- First six months of operation

Totals	$200,000 to $360,000

FIRST CASH FINANCIAL SERVICES

Mexico Expansion Markets

[GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

First Cash Pawn Stores in Mexico

[GRAPHICS APPEAR HERE]

FIRST CASH FINANCIAL SERVICES

U.S. Payday Expansion

•	Continued growth in key Texas markets:

	–	Dallas/Fort Worth

	–	Houston

	–	San Antonio/Austin

	–	Other mid-sized markets in Texas

•	First stores in Michigan opened in Q2 of 2006

FIRST CASH FINANCIAL SERVICES

First Cash Summary

•	Industry leader in a fast growth sector

	–	Strong demand for specialty consumer finance products

	–	Multiple products: pawn and payday advance

•	Superior financial metrics

	–	21 consecutive quarters (over five years) of double-digit EPS growth

	–	Strong cash flows; no debt

•	Well-defined expansion strategy will drive continued growth

	–	Significant headroom for new stores in multiple markets

	–	20% increase in store count targeted for 2006

FIRST CASH FINANCIAL SERVICES

FIRST CASH FINANCIAL SERVICES

[LOGO OF FIRST CASH]

Investor contact information:

•	Phone:	817.505.3199	[LOGO OF FCFS]
•	Email:	investorrelations@firstcash.com
•	Website:	www.firstcash.com